PHSB Financial Corporation    Contact:   James P. Wetzel, Jr.
Beaver Falls, Pennsylvania               President and Chief  Executive Officer
                                         Richard E. Canonge
                                         Chief Financial Officer
                                         (724) 846-7300

                                         FOR IMMEDIATE RELEASE
                                         April 9, 2004

                           PHSB FINANCIAL CORPORATION
          ANNOUNCES CASH DIVIDEND AND MARCH 31, 2004 OPERATING RESULTS

         Beaver Falls, Pennsylvania (Nasdaq National Market - "PHSB") PHSB Financial Corporation (the "Company"), announced today that the Company's Board of Directors has declared a regular quarterly cash dividend of $ .20 per share. The cash dividend will be paid to stockholders of record as of April 22, 2004, on or about May 6, 2004.

         President Wetzel stated that the cash dividend is a result of the continued profitability of the Company and the Bank and our commitment to enhance stockholder value.

         The Company also announced today operating results for the three months ended March 31, 2004. Net income for the three months ended March 31, 2004 was $852,000, or $.32 basic and $.30 diluted earnings per share, compared to $652,000 or $.24 basic and $.23 diluted earnings per share, for the three months ended March 31, 2003. Net interest income decreased by $249,000 or 10.2%. This decrease was more than offset by an increase in gains on sales of securities from $176,000 for the three months ended March 31, 2003 to $804,000 for the quarter ended March 31, 2004

         Total assets at March 31, 2004 of $341.7 million represented an increase of $1.7 million or 0.5% from December 31, 2003. This increase was primarily due to increases in cash and interest-bearing deposits and other assets of $4.0 million and $1.5 million, respectively. These increases were partially offset by a decrease in loans, net of $3.9 million.

         The Company's wholly owned subsidiary, Peoples Home Savings Bank, operates through its administrative office and ten full service offices in Beaver and Lawrence Counties, Pennsylvania.

         Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

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                           PHSB FINANCIAL CORPORATION
                     CONSOLIDATED BALANCE SHEET (UNAUDITED)


                                                                                   March 31,            December 31,
                                                                                     2004                   2003
                                                                               ------------------     ------------------
           ASSETS
           Cash and amounts due from other institutions                      $         5,310,474    $         6,795,068
           Interest-bearing deposits with other institutions                           6,186,671                753,727
                                                                               ------------------     ------------------
           Cash and cash equivalents                                                  11,497,145              7,548,795
           Investment securities:
                 Available for sale                                                   31,559,171             28,718,832
                 Held to maturity (market value $ 7,810,451
                    and $8,203,053)                                                    7,582,772              7,952,211
           Mortgage - backed securities:
                 Available for sale                                                   78,082,148             75,910,915
                 Held to maturity (market value $ 51,863,331
                    and $56,194,217)                                                  51,297,334             55,843,363
           Loans (net of allowance for loan losses of $1,607,804
                 and $1,647,886)                                                     149,727,759            153,584,123
           Accrued interest receivable                                                 1,767,360              1,573,295
           Premises and equipment                                                      4,167,653              4,227,498
           Federal Home Loan Bank stock                                                3,525,400              3,606,600
           Other assets                                                                2,475,635              1,003,979
                                                                               ------------------     ------------------

                      TOTAL ASSETS                                           $       341,682,377    $       339,969,611
                                                                               ==================     ==================

           LIABILITIES AND STOCKHOLDERS' EQUITY
           Deposits                                                          $       235,709,001    $       231,519,432
           Advances from Federal Home Loan Bank                                       55,130,000             58,880,000
           Accrued interest payable and other liabilities                              3,553,880              2,920,291
                                                                               ------------------     ------------------

                      Total liabilities                                              294,392,881            293,319,723
                                                                               ------------------     ------------------

           Preferred stock, 20,000,000 shares authorized, none issued                          -                      -
           Common stock, $.10 par value 80,000,000 shares authorized,
                 3,519,711  shares issued                                                351,971                351,971
           Additional paid in capital                                                 32,818,599             32,750,510
           Retained earnings  -  substantially restricted                             24,128,335             23,857,117
           Accumulated other comprehensive income                                      1,714,794              1,540,849
           Unallocated ESOP shares (184,790 and 190,751 shares)                       (1,959,956)            (2,023,187)
           Unallocated RSP shares (29,370 and 33,440 shares)                            (455,529)              (518,654)
           Treasury stock, at cost ( 616,358 shares)                                  (9,308,718)            (9,308,718)
                                                                               ------------------     ------------------

                      Total stockholders' equity                                      47,289,496             46,649,888
                                                                               ------------------     ------------------

                      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $       341,682,377    $       339,969,611
                                                                               ==================     ==================


                                                                                   March 31,            December 31,
                                                                                     2004                   2003
                                                                               ------------------     ------------------
                 Other Financial Condition Data:
                      Stockholders equity to total assets                                 13.84%                 13.72%
                      Book value per share                                   $             16.29    $             16.07
                      Non-performing assets                                  $           275,612    $           443,452
                      Non-performing loans to total loans                                   0.18%                  0.29%



                           PHSB FINANCIAL CORPORATION
                  CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)


                                                                    Three Months Ended March 31,
                                                                       2004              2003
                                                                  ---------------   ----------------
INTEREST AND DIVIDEND INCOME
     Loans:
        Taxable                                                 $      2,183,818  $       2,600,235
        Exempt from federal income tax                                   227,230            310,414
     Investment securities:
        Taxable                                                          210,004            238,908
        Exempt from federal income tax                                    73,480            188,596
     Mortgage - backed securities                                      1,468,529          1,440,659
     Interest - bearing deposits with other institutions                   9,495             10,169
                                                                  ---------------   ----------------
             Total interest and dividend income                        4,172,556          4,788,981
                                                                  ---------------   ----------------

INTEREST EXPENSE
     Deposits                                                          1,242,037          1,601,447
     Advances from Federal Home Loan Bank                                729,288            736,841
                                                                  ---------------   ----------------
             Total interest expense                                    1,971,325          2,338,288
                                                                  ---------------   ----------------

             Net interest income                                       2,201,231          2,450,693

PROVISION FOR LOAN LOSSES                                                120,000            190,000
                                                                  ---------------   ----------------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                    2,081,231          2,260,693
                                                                  ---------------   ----------------

NONINTEREST INCOME
     Service charges on deposit accounts                                 184,337            160,220
     Investment securities gains, net                                    804,162            176,144
     Rental income, net                                                   26,020             25,500
     Other income                                                         38,462             68,381
                                                                  ---------------   ----------------
             Total noninterest income                                  1,052,981            430,245
                                                                  ---------------   ----------------

NONINTEREST EXPENSE
     Compensation and employee benefits                                1,120,771          1,064,011
     Occupancy and equipment costs                                       344,725            358,918
     Data processing costs                                                42,645             48,010
     Other expenses                                                      408,183            402,175
                                                                  ---------------   ----------------
             Total noninterest expense                                 1,916,324          1,873,114
                                                                  ---------------   ----------------

Income before income taxes                                             1,217,888            817,824
Income taxes                                                             366,000            166,000
                                                                  ---------------   ----------------

             NET INCOME                                         $        851,888  $         651,824
                                                                  ===============   ================

Earnings Per Share
     Basic                                                      $           0.32  $            0.24
     Diluted                                                    $           0.30  $            0.23

Weighted average number of shares outstanding
     Basic                                                             2,682,616          2,746,632
     Diluted                                                           2,805,551          2,823,985

Financial ratios (annualized)
     Return on average assets                                               1.00%              0.76%
     Return on average equity                                               7.27%              5.39%
     Net interest margin                                                    2.65%              2.92%
